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FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2006
CHARTER MAC (Exact name of registrant as specified in its charter)
Delaware 1-13237 13-3949418 (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)
625 Madison Avenue New York, New York 10022 (Address of principal executive offices) (Zip Code)
(212) 317-5700
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

CM Investor LLC (“CM Investor”), an indirect subsidiary of CharterMac, has entered into an agreement with the owners of Capri Capital Advisors LLC (“CCA”) pursuant to which CM Investors’ loan in the principal amount of $20,000,000 has been paid in full and CM Investor has been paid an additional $6,000,000 to terminate its rights relating to the acquisition of CCA. Pursuant to the Investment Agreement dated as of January 3, 2005 between CM Investor and the owners of CCA, CM Investor had been granted an option to acquire a 49% interest in CCA and certain other rights. This option had not yet been exercised. This option and all of the rights that CM Investor had with respect to the acquisition of an interest in CCA has been terminated pursuant to this agreement. As part of this agreement, CCA transferred to a subsidiary of CM Investor its interest in Capri Urban Capital LLC (“CUC”), which is being renamed CharterMac Urban Capital LLC. CUC is an entity through which CCA has provided investment advisory services to CalPERS, which is focused on making investments in multifamily and commercial properties in major urban markets. CalPERS’ consent to the transaction contemplates that the parties will enter into a subsequent amendment to the operating agreement of CUC to set forth the arrangements between CM Investor and CalPERS. A copy of the press release dated September 5, 2006 with respect to the transaction is furnished (not filed) as Exhibit 99.1

Certain statements in this document and in the press release attached hereto and contained herein may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are detailed in CharterMac’s most recent Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this the press release and the date of this Form 8-K. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

Item 1.02	Termination of a Material Definitive Agreement

See Item 1.01.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements
Not Applicable
(b)	Pro Forma Financial Information
Not Applicable
(c)	Exhibits
10.1	Restructuring Agreement dated August 31, 2006, among Capri Realty
Holdings, LLC, Quintin Primo, Brian Fargo and Daryl Carter et al.
and CM Investor LLC
99.1	Press release issued September 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER MAC

Date: September 6, 2006	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit

10.1	CharterMac Restructuring Agreement, dated August 31, 2006, among
Capri Realty Holdings, LLC, Quintin Primo, Brian Fargo and Daryl Carter
et al. and CM Investor LLC.

99.1	CharterMac Press Release issued September 5, 2006.